================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 14, 2006


                             ADEPT TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)


        California                      0-27122                 94-2900635
(State or other jurisdiction    (Commission file number)     (I.R.S. Employer
     of incorporation)                                    Identification Number)



          3011 Triad Drive                                   94550
           Livermore, CA                                   (Zip Code)
(Address of principal executive offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (925) 245-3400

                                      None
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
|_|     Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)
|_|     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
================================================================================

Item 1.01.      Entry into a Material Definitive Agreement/

Item 5.02.      Compensatory Arrangements of Certain Officers

Adoption of Fiscal 2007 Executive and Key Employee Bonus Plan

         On November 14, 2006, the Board of Directors of Adept Technology, Inc. ("Adept" or the "Company") approved the adoption by the Company of the Executive and Key Employee Cash Bonus Plan for fiscal year 2007 (the "Bonus Plan"). The Bonus Plan establishes the terms and targets of performance cash bonuses for Adept's executive officers and certain other key employees of the Company for the 2007 fiscal year, as recommended by Adept's Compensation Committee of the Board of Directors. Under the Bonus Plan, executive performance bonuses are based on various targets, generally involving revenue and operating profit, and executive sales commissions are based upon applicable sales revenue. The Bonus Plan is not subject to the approval of Adept stockholders. The Company's Board and the Compensation Committee reserves the right to modify the targets at any time or to grant bonuses to executives on a discretionary basis.

         The Bonus Plan is attached as Exhibit 10.1 hereto and is incorporated herein by this reference.

Adoption of Fiscal 2007 Performance Stock Guidelines

         On November 14, 2006, the Board of Directors of Adept approved the performance stock guidelines of the Company for fiscal year 2007 (the "Performance Stock Guidelines"). The Performance Stock Guidelines establish certain parameters for consideration of grants of stock options or restricted stock based upon employee performance for the 2007 fiscal year, as recommended by Adept's Compensation Committee of the Board of Directors, so that equity compensation grants approved by the Compensation Committee for the fiscal year will be considered and awarded in a manner consistent with the overall goals for the equity compensation element of Adept employee compensation. The stock options or restricted stock would generally be granted under the Company's 2003 Stock Option Plan or 2005 Incentive Plan.

         The number of shares of the Company's common stock covered by each quarterly grant will be determined for each eligible employee by the Compensation Committee based on factors including recommendations of management, and the role and performance of each participant in any specifically identified program of the Company. The shares covered by the grants would have varying vesting terms, with options generally vesting monthly over the 48 months following the grant date. The Company's Board and Compensation Committee reserve the right to identify the employee considered for quarterly grants, and modify the goals and targets for Adept's targeted projects at any time. Additional detail to parameters for grants of executive stock options and restricted stock is identified in the guidelines.

         The Performance Stock Guidelines are attached as Exhibit 10.2 hereto and are incorporated herein by this reference.

Approval of Executive Salary Information/Amendment to Executive Salaries

         On November 14, 2006, the Compensation Committee of the Board approved certain increases to executive salary compensation for the Company's fiscal 2007 effective for the first pay period following the date of such approval, including increases in salary to Messrs. Matthew Murphy and John Dulchinos. Additionally, by adoption of the Bonus Plan disclosed above, the Company identified target cash bonus amounts for each of the executive officers. A summary of executive compensation, as amended, is attached as Exhibit 10.3 hereto and is incorporated herein by this reference.

         Further, the Compensation Committee of the Board approved certain payments of sales commissions made pursuant to the Company's fiscal 2006 bonus plan relating to the fourth quarter of fiscal 2006 to two executive officers and a former executive officer, as identified on Exhibit 10.3 hereto and incorporated herein by this reference.

Amendment of 2004 Director Stock Option Plan

         On November 14, 2006, the stockholders approved an amendment to Adept's 2004 Director Stock Option Plan (the "2004 Director Plan") to increase the total number of authorized shares under the 2004 Director Plan by an additional 72,000 shares of Adept common stock.

         The 2004 Director Plan, as amended, is incorporated by reference herein as specified in Exhibit 10.4 hereto.

Item 5.05.      Amendments to the Registrant's Code of Ethics

Amendment of Adept Code of Business Conduct

         On November 14, 2006, the Board of Directors of Adept approved the amendment of the Company's Code of Business Conduct applicable to employees of Adept, principally to reflect changes to the Company's whistleblower policy directing individuals with accounting or auditing concerns or issues to direct such communications to the Company's Audit Committee and revising the certification requirements under the Code of Business Conduct.

         The Code of Business Conduct, as amended, is attached as Exhibit 10.5 hereto and is incorporated herein by this reference.

Item 9.01.      Financial Statements and Exhibits.

         (d) Exhibits
        ------------------------------------------------------------------------
        Exhibit No.    Description
        ------------------------------------------------------------------------
        10.1           Fiscal 2006 Executive Bonus Plan
        ------------------------------------------------------------------------
        10.2           Performance Stock Guidelines
        ------------------------------------------------------------------------
        10.3           Summary of Executive Officer Compensation
        ------------------------------------------------------------------------
        10.4           2004 Director Stock Option Plan, as amended (incorporated
                       by reference to Appendix A to Adept Technology, Inc.'s
                       Proxy Statement on Schedule 14A for the 2006 Annual
                       Meeting filed with the SEC on October 20, 2006)
        ------------------------------------------------------------------------
        14.1           Code of Business Conduct, as amended
        ------------------------------------------------------------------------

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ADEPT TECHNOLOGY, INC.



Date:  November 20, 2006                By:     /s/ Steven L. Moore
                                                --------------------------------
                                                Steven L. Moore
                                                Vice President of Finance and
                                                Chief Financial Officer

                                Index to Exhibits

        ------------------------------------------------------------------------
        Exhibit No.    Description
        ------------------------------------------------------------------------
        10.1           Fiscal 2006 Executive Bonus Plan
        ------------------------------------------------------------------------
        10.2           Performance Stock Guidelines
        ------------------------------------------------------------------------
        10.3           Summary of Executive Officer Compensation
        ------------------------------------------------------------------------
        10.4           2004 Director Stock Option Plan, as amended (incorporated
                       by reference to Appendix A to Adept Technology, Inc.'s
                       Proxy Statement on Schedule 14A for the 2006 Annual
                       Meeting filed with the SEC on October 20, 2006)
        ------------------------------------------------------------------------
        14.1           Code of Business Conduct, as amended
        ------------------------------------------------------------------------

                                  Exhibit 10.1
                             ADEPT TECHNOLOGY, INC.
                   EXECUTIVE AND KEY EMPLOYEE CASH BONUS PLAN
                                   FISCAL 2007

1. PURPOSE.

The purpose of the Executive Bonus Plan ("Plan") is to motivate and reward the CEO and other individuals who are appointed officers (collectively, the "Officers") and other key employees of Adept Technology, Inc. (the "Company") in order to improve the Company's profitability and achieve the established corporate goals of the Company. The Plan will not place the Company in a negative cash flow exclusive of financing activities or negative earnings per share for the period of measurement of the Plan. Under the Plan, an Officer or other identified employee may be awarded for each fiscal year of the Company a discretionary bonus.

The Plan is designed to reward both the individual executive and the operating team as a group for performance that exceeds the base plan developed by the Chief Executive Officer of the Company and approved by the Compensation Committee. The Company's goal is to grow its revenues while maintaining control over operational spending and improving gross margin which will generate a positive cash flow and operating profit before FAS 123R equity compensation expense. This profitability will allow Adept to sustain company investments in both product development and sales and marketing infrastructure and finance organization for operating as a public company, while supporting a positive improvement in market capitalization and share value.

The Plan assumes that each executive receives base pay compensation commensurate with their responsibilities and the Bonus or Commission payable under the Plan is not an entitlement or a guarantee of payment, rather the plan would be paid out to the executive for corporate goals and milestones beyond Base plan expectations and are a benefit to the shareholders of Adept Technology, Inc.

2. THE COMMITTEE.

The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Compensation Committee"). The Compensation Committee shall have the sole discretion and authority to administer and interpret the Plan, and the decisions of the Compensation Committee shall in every case be final and binding on all persons having an interest in the Plan.

3. BONUS.

The performance criteria, target bonus, and other factors relating to the bonuses under the Plan shall be determined by the Compensation Committee in its discretion after consultation with the Company's Chief Executive Officer. Performance criteria for any Officer of the Company may include, without limitation, either individually or in combination, applied to the Company as a whole or to individual units thereof, and measured either absolutely or relative to a designated group of comparable group of companies: (a) cash flow, (b) earnings per share (including earnings before interest, taxes and amortization),
(c) return on equity, (d) total stockholder return, (e) return on capital, (f) return on assets or net assets, (g) revenue or revenue growth, (h) income or net income, (i) operating income or net operating income, (j) operating profit or net operating profit (including or excluding the impact of FAS 123R), (k) operating margin, (l) return on operating revenue, (m) market share, (n) customer loyalty as measured by a customer loyalty index determined by an independent consultant expert in measuring such matters, or (o) any other objective and measurable criteria tied to the Company's performance. The Compensation Committee may in its discretion direct that any bonus be increased above or reduced below the amount determined based on satisfaction of criteria determined by the Compensation Committee, based on individual performance.

4. THE PAYMENT OF BONUSES.

The Plan consists of a performance cash bonus plan and a sales executive commission plan. The Plan non-Sales Executive Bonus (Addendum A) is designed to provide a maximum cash incentive up to a defined % of the executive's base salary, determined at the commencement of the Bonus Plan period. The Sales Executive Commission Plan Structure (Addendum B) is designed to provide a revenue generation incentive as a % of revenue within the executive responsibility and geography determined at the commencement of the Plan period.

Notwithstanding the foregoing, the maximum aggregate amount payable under this Plan to any Officer for any fiscal year as a performance bonus for fiscal 2007 shall be $400,000. Except where specifically noted in the relevant addendum to this plan the bonus or bonuses for a fiscal year (including all short performance periods ending with or within such year) shall be paid as soon as practicable following the end of such year (or applicable quarter, with respect to sales commission bonuses) after completion of the Company's financial statements for such fiscal period but no later than one business day after the filing with the SEC of the applicable financial statements for such fiscal period. The Plan is not part of an individual's base compensation. To be eligible to receive compensation under the Plan, the executive or other individual must remain in continued participation of the Plan (termination of participation which will be at the discretion of the CEO and accordingly at-will) and continued full-time active employment through the entire measurement period. Additional employee participation will require 3 months of employment in their position prior to inclusion into the Plan, or may be added at the discretion of the Compensation Committee of Adept after consultation with the CEO. The Plan does not constitute any guaranteed payment or a contract of employment.

Further, unless otherwise provided in a written agreement with an Officer, the Officer must be employed by the Company on the date that bonus payments are distributed for a fiscal quarter (for sales commissions) or year, as applicable, or have terminated employment prior to that time solely on account of death or disability. Further, unless otherwise approved by the Compensation Committee, the Plan shall be in lieu of and replace any other variable compensation, bonus plan or salary merit increase otherwise offered by the Company to eligible recipients under the Plan.

5. AMENDMENT AND TERMINATION.

The Compensation Committee may terminate the Plan at any time, for any and no reason, and may also amend the Plan, including in order to reduce the amount of any Officer's bonus payments at any time, for any or no reason.

                             ADEPT TECHNOLOGY, INC.

                       FY2007 EXECUTIVE BONUS PAYMENT PLAN

                                   Addendum A

                             EPP FY 2007 Bonus Plan
                             Adept Technology, Inc.

Up to a defined percentage of the participants salary (15%, 25%, 40% or 60%) will be paid for achieving financial performance. Note, the Payout is computed as follows:

--------------------------------------------------------------------------------
Final Results % (chart) * Participant % of salary target * $salary = $payout
Example: 37.5% * 25% * $120,000 = $11,250
Payout Timing: end of fiscal year following audited results
--------------------------------------------------------------------------------

List of Participants is made up of those executives and other key employees primarily responsible for the profitability, cash management and strategic product and market direction...of the company. They are:

CEO, VP Operations and Engineering, CFO, VP Business Development, CTO, Dir Engineering, Director Production, Director HR, Financial Controller, Software Architect, Key Engineering, Service and Marketing employees.

     1.   Up to 50% of the EPP based upon revenue at specified levels.

     2.   Up to 50% of the EPP based upon operating profit of specified levels.

If performance achievement is between targets specified below, the percentage payable shall be determined by interpolation.

With regard to Steven Moore, Adept CFO, the terms of his employment agreement dated May 24, 2006 will remain in force. Terms outlined for Mr. Moore provide for a 40% bonus to be earned as follows:

     -- For the first six months of FY2007 a 20% bonus will be earned upon completion of financial process streamlining and simplification necessitated by the company's size and ultimately SEC and Sarbanes-Oxley compliance. Specific targets will be defined and approved by the Compensation Committee.

     -- The remaining 20% bonus will be earned during the second half of the year in alignment with the financial goals of the rest of the management team.

An additional discretionary bonus may be paid for achievement above 100%.

Employees and the Target Bonus Percentage Group

-------------------------------------------------------------------------
Employee                  Position           Target Bonus (% of Base
                                             Salary)
-------------------------------------------------------------------------
R Bucher                  CEO                            60%
-------------------------------------------------------------------------
M. Murphy                 VP Ops / Eng                   40%
-------------------------------------------------------------------------
S Moore                   CFO                            40%
-------------------------------------------------------------------------
G Deans                   VP Bus Dev                     25%
-------------------------------------------------------------------------
[non-executives]
-------------------------------------------------------------------------

As the operating and engineering entities develop for services, products, delivery channels, mergers and acquisitions and G&A functions, employees and functions maybe added or deleted as the year progresses. They will be similar in construction.

                                   Addendum B


                            FY 2007 Commission Plans
                             Adept Technology, Inc.

List of Participants is made up of those executives responsible for revenue growth of the company. There bonus compensation will be based on a "Revenue Recognized" commission structure, at the end of each quarter. The list of participant executives are: VP Worldwide Sales and Marketing and MD Europe Sales and Service. Plans, targets and remunerations are outlined by job function as follows.


              VP WORLDWIDE SALES & MARKETING - FY 2007 REVENUE $XX

     |_|  Based on generating XX% commission


         MD EUROPEAN SALES AND SERVICE OPERATIONS - FY 2007 REVENUE $XX

(sales and service revenue minus XX)

     |_|  Based on generating XX% commission


As the distribution entities develop for Distributor channels, Service products and Control products, other plans maybe added as the year progresses. They will be similar in construction.

                                                                    Exhibit 10.2


                             ADEPT TECHNOLOGY, INC.

                  FY2007 RECOMMENDATIONS RE: STOCK COMPENSATION

The following is a review of the proposed guidelines for executive equity compensation for Adept Technology, Inc ("Company").

Part 1: 10,000 Stock Option 90 Day Incentives

For fiscal FY2007, stock options would be based on completion of the 90-day period with 2,500 shares potentially awardable each quarter under the 2005 Incentive Plan (the "Equity Plan"). The 90-day commitment is for 4-5 specific projects or business milestones identified and completed in 90 days. The intent of these project or business milestones is objective based. Due to inter-dependencies, changing responsibilities and activities of the Company business, a subjective component or weighting may be appropriate. The percentage completion is up to the discretion and decision of the CEO after review with the appropriate participant, and subject to review and approval of the Compensation Committee.

The 90-day commitments should order 4 - 6 in number and will be defined as either complete or incomplete. Each commitment must consolidate to the corporate operational and financial goals and will require a written completion summary for consideration. This should be completed prior to the submission of financial and operational results to the Adept Board of Directors for approval and with the new 5 goals / 90 day commitment for the next quarterly period.

Part 2 : Project Success Restricted Stock Plan

In addition specific individuals, regardless of position and on individual approval by the BOD after consultation and recommendation by the CEO, would receive "A" restricted stock if the company achieves the revenue target of $XX.

In addition specific participants, regardless of position and on individual approval by the BOD after consultation and recommendation by the CEO, would receive "B" restricted stock if the company achieves target revenues from each of the 4 (four) key to successful growth or "MOONSHOT" projects.

The current amount of restricted stock equated to the MOONSHOT programs is up to 100,000 shares

The projects and weighting of the specific restricted stock awards are presented in Addendum C.

The CEO, after review with the executive team, will present his recommendations of individual and number of "A" plus "B" restricted shares to the BOD compensation committee for approval prior to final BOD approval at the FY2007 review meeting. These rewards will be skewed towards, but limited to, non-commissioned personnel.

                                   Addendum C


                    FY 2007 Restricted Stock Award Guidelines
                             Adept Technology, Inc.

The restricted stock award will be based on and only on achieving a minimum profit from the program during the fiscal year. The amount of stock and the minimum profit is as follows:

Project 1 -4 described

The total pool of restricted stock will be determined following the final annual audit results of FY2007.

                                                                    Exhibit 10.3

                       Summary of Executive Compensation

The following is a summary of the compensation of Adept's "named executive officers" as determined pursuant to Item S-K Rule 402(a)(3) for Adept's 2006 proxy statement.

                                                                      Bonus Plan
                         Q4 FY 2006 Sales                               Target
Current Executive        Comm.paid FY 2007   Annual                  Compensation                  Other Annual
 Officers                                   Base Salary            (aggregated basis)              Compensation

Robert H. Bucher                                                                          Group term life insurance
Chief Executive Officer                     $  340,000                  60%(1)             excess premiums

Matthew Murphy                              $  276,864                  40%(1)            Automobile allowance exceeding
Vice President, Robotics                                                                   $1,000
 Group                                                                                    Group term life insurance
                                                                                           excess premiums

John Dulchinos                              $  202,872           Sales commission %       Housing allowance (over
Vice President, Emerging                                              of revenue           $32,000)
 Markets
                                                                                          Group term life insurance
                                  $21,853                                                  excess premiums

Gordon Deans                                $  207,000 (2)              25%(1)            Health, life and disability
Vice President, Business                                                                   insurance coverage (2)
 Development and General
 Manager - Canada

Steven L. Moore                             $  220,000                  40%(1)            Group term life insurance
Chief Financial Officer(4)                                                                 excess premiums

(1) All non-sales executive officers may earn up to the specified percentage of base salary in cash bonus payments indicated above, as determined pursuant to Adept's 2007 Executive Bonus Plan, upon attainment of certain corporate targets specified therein. Sales executives are not eligible for cash performance bonuses under the 2007 Executive Bonus Plan bonus component but do receive commission payments based on individual performance against specific revenue targets. This discussion does not include any option grant compensation.

(2) Represents amounts in U.S. dollars, as calculated from salary payments of Canadian $.

Additionally,  Q4 2006 Sales Commission to Lee Blake of $18,942 approved.

                                                                    Exhibit 10.4


                             ADEPT TECHNOLOGY, INC.
                            CODE OF BUSINESS CONDUCT
                        (updated as of November 14, 2006)

The ongoing commitment by the CEO, members of the Board of Directors, corporate officers, and all employees of Adept Technology, Inc. is to comply with all laws governing Adept's operations and to honor high legal and ethical standards in the conduct of its business activities.

This means not only compliance with the law but also conducting Adept's business in a manner that identifies Adept as an ethical and law-abiding enterprise, alert to the responsibilities of good corporate citizenship. This Code of Business Conduct ("Code") applies to all employees (including all officers) of Adept Technology, Inc. and its subsidiaries, collectively referred to as "Adept" or the "Company", and to the members of Adept's Board of Directors, subject to the requirements of applicable laws. This Code of Business Conduct has been designed to deter wrongful acts and to promote:

     o The conduct of all Adept business with honesty, accountability, integrity, and fairness.

     o Compliance with all company policies and applicable governmental laws, rules and regulations.

     o Avoidance of acts that may be illegal or may appear to be unethical or improper, or that involve an actual or apparent conflict of interest between personal and professional obligations or relationships.

     o Providing full, fair, accurate and timely disclosure in all reports and documents that are filed with any government entity and in all public communications made by Adept.

     o Protection of Adept's confidential and proprietary information and that of our customers, business partners, and suppliers.

     o Seeking prompt guidance from a corporate executive officer (as named under the heading "Management Team" on the Company's website at www.adept.com) or, the Human Resources Administrator when in doubt about his or her responsibilities under this Code of Business Conduct, company policies, or the requirements of applicable laws or regulations.

     o Prompt reporting on a confidential basis to a corporate executive officer, a member of the Nominating and Corporate Governance Committee or, for Accounting Matters (as discussed below), the Audit Committee of the Board of Directors any conduct involving Adept that appears to be illegal, unethical, or improper or that may violate this Code of Business Conduct or any Company policy. See the Compliance section below for further details on reporting.

GENERAL/COMPLIANCE WITH LAWS

Managers at all levels are expected to foster a high standard of ethical conduct and to ensure adherence to Company policies. They are also responsible for maintaining a workplace environment that encourages and supports open communication regarding compliance issues among employees and with management.

Responsibility and accountability for compliance with this Code of Business Conduct rests with each employee and director. The unqualified recognition on the part of all employees and directors of this responsibility is fundamental to Adept's compliance program. Conduct not in compliance with both the letter and the spirit of these requirements, including those set forth in Adept's company policies, may be grounds for disciplinary action, which in serious cases may include termination of employment and, if appropriate, referral to the relevant governmental compliance authorities.

This Code outlines broad principles of legal and ethical business conduct embraced by Adept. It is not a complete list of legal or ethical questions one might face in the course of business, and therefore this Code must be applied using common sense and good judgment. As a starting point, all directors and employees are expected to comply with all applicable governmental laws, rules and regulations. Additionally, under certain circumstances local country laws may establish requirements that differ from this Code and in such cases, such differing legal requirements will apply. Employees worldwide are expected to comply with all local country laws and Adept business conduct policies in the area in which they are conducting Adept business.

No individual is expected to know the details of all applicable laws, and specific rules and regulations that may apply to particular kinds of work or to individuals who work in particular areas. Individuals who have questions about whether particular circumstances may involve illegal conduct, or about specific laws that may apply to their activities, should consult the Human Resources department who may seek and contact counsel, as needed.

It is Adept's policy to promote and implement prompt and consistent enforcement of this Code, fair treatment for persons reporting unethical behavior, objective and clear standards for compliance and a fair process by which to determine violations of this Code or other Adept policies. It is against Adept policy to retaliate against or harass any employee for good faith reporting of likely violations of this Code or any other relevant Adept policy. Additionally, Adept and applicable law prohibit any form of retaliation for raising concerns or reporting misconduct in good faith and for assisting the investigation of possible misconduct.

CONFLICTS OF INTEREST

Employees and directors are expected to make or participate in business decisions and actions in the course of their employment with Adept based on the best interests of the Company as a whole, and not based on personal relationships or benefits. Conflicts of interest can compromise employees' and directors' conduct and business decision making. Employees and directors are expected to apply sound and reasonable judgment to avoid conflicts of interest that could negatively impact Adept or its business. At Adept, a conflict of interest is any activity that is inconsistent with or opposed to Adept's interests, or gives the appearance of impropriety. Examples of potential conflicts of interest include, but are not limited to those described below. If you have any questions about whether a situation involves a possible conflict of interest, please contact a corporate executive officer or the Human Resources Administrator so that they may help provide guidance.

     o Accepting or pursuing concurrent outside employment or consulting relationships that conflict with Adept's business or create the impression of a conflict of interest;

     o    Making material investments in Adept competitors;

     o Making material investments in an entity which has a business relationship with Adept in which the investing employee or director is personally involved;

     o Teaching, writing books or articles, or otherwise using knowledge acquired while working at Adept in a manner that is viewed as adverse to the business of Adept;

     o Conducting business on behalf of Adept with any family member, or any business which you may be deemed related to or in which you have a financial or otherwise beneficial interest that could reasonably be implied to be a conflict of interest with Adept's business;

     o Serving on the Board of Directors or technical advisory board of any other for profit entity that is reasonably viewed as competitive with Adept's business; and

     o Serving on the Board of Directors of any customer or other business partner (such as a supplier).

A conflict of interest or potential conflict of interest may be resolved or avoided if it is appropriately disclosed and approved. In some instances, disclosure may not be sufficient and the Company may require that the conduct in question be stopped or that actions taken be reversed where possible. You should disclose any situation, transaction or relationship that may give rise to an actual or potential conflict of interest to the Human Resources Administrator or Chief Financial Officer, who will consult counsel as appropriate. Where the individual involved in the matter is the Human Resources Administrator or Chief Financial Officer, you should report such situation, transaction or relationship that may give rise to an actual or potential conflict of interest to a member of the Nominating and Corporate Governance Committee of the Board of Directors. Additionally, directors should report actual or potential conflicts to a member of the Nominating and Corporate Governance Committee of the Board of Directors.

SEC AND OTHER PUBLIC DISCLOSURES/RECORD-KEEPING


As a public company it is of critical importance that Adept's filings with the Securities and Exchange Commission, other government agencies and any exchange where Adept's securities are traded, be complete, accurate and timely. Depending on their position with Adept, employees may be called upon to provide information to assure that Adept's public reports fairly present Adept's financial condition and results of operations, and are understandable. Employees are responsible for maintaining books and records in appropriate detail to (i) reflect the Company's transactions accurately and completely, (ii) accurately and completely report financial information within their respective areas of responsibility and (iii) timely notify senior management of financial and non-financial information that may be material to the Company. Adept expects all of its employees to take this responsibility very seriously and to provide information that is accurate, complete, objective, and clear in reports and documents that Adept files with, or submits to government agencies and in all other public communications. All employees are expected to comply with the Company's system of internal accounting controls. Transaction documentation should fully and accurately describe the nature of the transaction. The Company prohibits the use of "side letters," which are written or oral agreements with customers and business partners that would modify or supersede the terms of current or previous purchase orders or contracts. You should report the existence of any side letter to the Chief Financial Officer.

Directors and employees will cooperate fully with and answer all inquiries of the Company's independent accountants and internal auditors. Directors and employees must never take any action to fraudulently influence, coerce, manipulate, or mislead any external accountant or internal auditor engaged to perform an audit of the Company's records and/or financial statements.

The consolidated financial statements of the Company shall conform to U.S. generally accepted-accounting principles and the Company's accounting policies. Local or statutory books and financial statements shall conform with local regulatory statutes. No undisclosed or unrecorded account or fund shall be established for any purpose. No false or misleading entries shall be made in the Company's books or records for any reason, and no disbursement of corporate funds or other corporate property shall be made without adequate supporting documentation and authorization. See the Compliance section for information regarding reporting concerns relating to accounting or auditing matters.

CONFIDENTIAL AND PROPRIETARY INFORMATION

Adept's business and business relationships center on the confidential and proprietary information of Adept and of those with whom we do business--customers, suppliers, and others. Each employee and director has the duty to respect and protect the confidentiality of all such information and should comply with the following requirements:

     o Confidential information should be received and disclosed only under the auspices of a written confidentiality agreement;

     o Confidential information should be disclosed only to those Adept employees who need to access it to perform their jobs for Adept;

     o Confidential information of a third party should not be used or copied by any Adept employee or director except as permitted in a written agreement between Adept and an authorized third party representative;

     o Unsolicited third party confidential information should be refused or, if inadvertently received, returned unopened to the third party or transferred to Adept's corporate office (Attention: Corporate Secretary) for appropriate disposition;

     o Employees must not use any confidential information belonging to any former employers, and such information must not be brought to Adept or provided to other Adept employees or directors.

     o Confidential information should be disclosed to third parties only by Adept employees or directors authorized to do so, and only when such disclosure is appropriate in the furtherance of Adept's business and strategic objectives. This should be done under a signed
          Confidentiality Agreement, with a copy forwarded to the Corporate Secretary.

Nonpublic information relating to Adept is the property of the Company and the unauthorized disclosure of such information is forbidden. Legal rules govern the timing and nature of Adept's disclosure of material information to outsiders or the public. Violation of these rules could result in substantial liability for the disclosing individual, Adept and its management. Further, even in the context of information that may not be material, it is important to avoid providing inaccurate, incomplete or otherwise inconsistent information to outsiders, which could cause negative exposure and bad press from speculation or misinformation about Adept. For this reason, the Company permits only specifically designated representatives of Adept to discuss the Company with the news media, securities analysts and investors in accordance with its policies. In the event any officer, director or employee receives any inquiry from outside the Company, such as a stock analyst, for information (particularly financial results and/or projections), the inquiry should be referred to the Company's Chief Financial Officer, who is responsible for coordinating and overseeing the release of such information to the investing public, analysts and others in compliance with applicable laws and regulations.

INSIDER TRADING

If an employee or director has material, non-public information relating to Adept or its business, it is Adept's policy that the employee or director, their family members, or any entities controlled by the employee, director or their family members, may not buy or sell securities of Adept or engage in any other action to take advantage of, or pass on to others, that information. This policy also applies to trading in the securities of any other company, including our customers, suppliers, or other business partners, if an employee or director has material, non-public information about that company which the employee obtained by virtue of his or her position with Adept.

Employees and directors should refer to the Company's Insider Trading Policy for additional information and guidance on trading in the Company's stock.

GIFTS AND ENTERTAINMENT

Adept directors, employees and members of their families must not give or receive valuable gifts (including gifts of equipment or money, discounts, or favored personal treatment) either to or from any person associated with Adept suppliers or customers. Advertising or promotional items, favors, and entertainment are allowed when the following conditions are met:

     o    They are consistent with Adept's business practices and this Code;

     o They do not violate any applicable law, such as state or federal government procurement laws and regulations;

     o    They are not susceptible of being construed as a bribe or kickback;

     o    They are of limited or nominal value, not in cash, and are infrequent;
          and

     o    Public disclosure of such items would not embarrass Adept.

FOREIGN OPERATIONS

Adept requires full compliance with the Foreign Corrupt Practices Act (FCPA) by all of its directors, employees, agents, distributors, and resellers. The anti-bribery and corrupt payment provisions of the FCPA make illegal any offer, promise to pay, or payment of any money, gift, or anything of value to any foreign official, or any foreign political party, candidate or official, for the purpose of:

     o Influencing any act, or failure to act, in the official capacity of that foreign official or party, or

     o Inducing the foreign official or party to use influence to affect a decision of a foreign government or agency in order to obtain or retain business for anyone, or direct business to anyone.

Payments, offers, promises or authorizations to pay any other person, U.S. or foreign, are likewise prohibited if any portion of that money or gift will be offered, given or promised to a foreign official or foreign political party or candidate for the illegal purposes outlined above.

All employees, whether located in the United States or abroad, are responsible for FCPA compliance and the procedures to ensure FCPA compliance. All managers and supervisory personnel are expected to monitor continued compliance with the FCPA while ensuring compliance with the highest moral, ethical, and professional standards of the Company.

POLITICAL ACTIVITIES

The Company's funds and other assets may be used for, or contributed to, political campaigns only in accordance with applicable laws governing political contributions and with the prior written approval of the Chief Financial Officer. Under U.S. law, the Company may not contribute corporate funds or assets to candidates for federal offices. State and local laws also govern political contributions and activities, and similar laws exist in other countries.

You are free to participate in the political process, but you may not do so in a manner that interferes with your responsibilities to the Company, creates the impression that you are speaking or acting for the Company or implies the Company's endorsement of your activities.

COMPETITION AND FAIR DEALING

Adept strives to compete vigorously and to gain advantages over our competitors through superior business performance, not through unethical or illegal business practices. No employee or director may, through improper means acquire proprietary information of others, possess trade secret information, or induce disclosure of confidential information from past employment, or from past or present employees of other companies.

Adept employees are expected to deal honestly and fairly with Adept's customers, suppliers, employees and anyone else with whom employees have contact in the course of performing their duties to the Company. Statements regarding the Company's products and services must not be untrue, misleading, deceptive or fraudulent. Making false or misleading statements about competitors is prohibited by this Code, inconsistent with Adept's reputation for integrity, and harmful to its business. Adept employees and directors should not take unfair advantage of anyone through misuse of confidential information, misrepresentation of material facts or any other unfair business practice.

Employees involved in procurement have a special responsibility to adhere to principles of fair competition in the purchase of products and services by selecting suppliers based exclusively on normal commercial considerations such as cost, quality, availability, service and reputation, and not on the receipt of special favors.

Employees involved in sales have a special responsibility to abide by all company policies regarding selling activities, including policies relevant to revenue recognition by the Company.

Antitrust and competition laws generally prohibit practices that include:

     o Agreements or arrangements between competitors that eliminate or restrict their competition with each other, such as price fixing, bid rigging, allocations of customers or territories, or agreements not to deal with third parties;

     o Other practices, such as exclusive dealing, price discrimination, "tying" (conditioning the sale of a product on the purchase or sale of another product), or resale price maintenance (conditioning the sale of a product on a buyer's agreement to obtain a minimum price upon resale), in circumstances where these practices have an unreasonable impact on competition; and

     o Disparaging or misrepresenting competitors' products, and stealing trade secrets.

USE OF CORPORATE ASSETS

Adept provides computers and other equipment to employees as tools for effectively and efficiently performing their duties. Adept employees are expected to use this equipment responsibly for business purposes and keep it properly maintained. If using portable equipment, Adept employees are expected to take extra precautions against theft or damage.

Email is a convenient, quick and efficient method of communicating with other employees, business partners and customers worldwide. Adept employees should use appropriate business etiquette when sending and responding to email messages and use the employee's corporate email account for business purposes only, understanding that emails sent or received may be subject to Company review. Messages should be constructed carefully, without haste, and avoid inappropriate or unsubstantiated statements or any other statement that could embarrass or create liability for Adept.

The Internet, particularly the worldwide web, is helpful in Adept Technology operations. When accessing material via the internet, Adept employees should focus on business related topics. Employees are referred to Adept's Internet Use Policy for further information.

COMPLIANCE

Each Adept employee and director has the responsibility to promptly report conduct involving Adept that appears to be illegal, unethical, or improper or that may violate this Code of Business Conduct or any Company policy. Except for Accounting Matters (as discussed below), an employee may satisfy this requirement by making a report to the Human Resources Administrator, the Corporate Secretary or a corporate executive officer or in the event a report concerns the Human Resources Administrator or a corporate executive officer, to the Chairman of the Nominating and Corporate Governance Committee of the Board of Directors.

Complaints and concerns regarding accounting, internal accounting controls and auditing matters (referred to as "Accounting Matters") should be directed to the Audit Committee of the Board of Directors. For more information, refer to the Company's Audit Committee Statement for Handling Accounting and Auditing Complaints and Concerns. Anyone receiving such a report from another employee or director must report to the Audit Committee.

The identity of the individual making a report will be kept confidential to the maximum extent permitted by applicable law, rule or regulation. A report may be made open or anonymously without fear of retaliation, discrimination or harassment. All directors and employees have a duty to cooperate in the investigation of reports of any conduct covered by this Code. All reports will be taken seriously and investigated, with the specific action taken in any particular case depending on the nature and gravity of the conduct or circumstances reported and the quality of the information provided.

Communication with the Board may be accomplished confidentially on an open or anonymous basis by sending a letter to member of the Board with whom you wish to communicate or the Office of the Audit Committee, Adept Technology, Inc., 3011 Triad Drive, Livermore, CA 94551-9559 or by sending an email to auditcommittee@adept.com.

The Nominating and Corporate Governance Committee is generally responsible for overseeing this Code. Corporate executive officers, the Corporate Secretary and the Human Resources Administrator are responsible for administering this Code and investigating any reported violations with respect to the employees within their organizations. The Nominating and Corporate Governance Committee is responsible for administering this Code and overseeing the investigation of any reported violations with respect to directors and corporate executive officers.

If the Human Resources Administrator, a corporate executive officer or the Corporate Secretary receives information regarding an alleged violation of this Code, he or she shall, as appropriate, (a) evaluate such information and determine if the matter should be handled under the Company's Audit Committee

Statement of Procedures for Handling, Accounting and Auditing Complaints and Concerns, (b) if the alleged violation is not an Accounting Matter but involves a corporate executive officer or a director, inform a member of the Nominating and Corporate Governance Committee of the alleged violation, (c) determine whether it is necessary to conduct an informal inquiry or a formal investigation and, if so, initiate such inquiry or investigation and (d) report the results of any such inquiry or investigation, together with a recommendation as to disposition of the matter, to the Nominating and Corporate Governance Committee (or, for accounting matters, the Audit Committee, as indicated above) for action, or if the alleged violation involves an corporate executive officer or a director, report the results of any such inquiry or investigation to the Board of Directors. Directors and employees are expected to cooperate fully with any inquiry or investigation by the Company regarding an alleged violation of this Code. Failure to cooperate with any such inquiry or investigation may result in disciplinary action, up to and including discharge.

In the event that an alleged violation of this Code involves an employee, other than an executive officer or director, the corporate executive officer and Chief Financial Officer shall determine whether a violation of this Code has occurred and, if so, shall determine the disciplinary measures to be taken against such employee. In the event that the alleged violation involves a corporate executive officer or a director, the Nominating and Corporate Governance Committee shall determine whether a violation of this Code has occurred and, if so, shall determine the disciplinary measures to be taken against such corporate executive officer or director.

Complaints and concerns regarding accounting, internal accounting controls and auditing matters will be handled as outlined in the Company's Audit Committee Statement of Procedures for Handling Accounting and Auditing Complaints and Concerns.

All employees and directors of Adept will be asked to certify in writing their acknowledgement of receipt and review of the Code and compliance with the Code substantially as follows (with such exceptions as may be noted therein):

SIGNATURE AND ACKNOWLEDGMENT REGARDING CODE OF BUSINESS CONDUCT

I have received and read the current version of the Company's Code of Business Conduct, referred to as the Code. I understand the standards and policies contained in the Code and understand that there may be additional policies or laws specific to my job. I further agree to comply with the Code.

I understand that the Code is updated from time to time and that the current version is maintained on the Company's intranet site and the Investor Relations and Corporate Governance Section of the Adept website (www.adept.com), and I agree to review any changes to the Code when I am notified that the Code has been updated.

If I have questions concerning the meaning or application of the Code, any Company policies, or the legal and regulatory requirements applicable to my job, I know I can consult the Human Resources Department, knowing that my questions or reports to these sources will be maintained in confidence.


-------------------------------
Officer Name


-------------------------------
Signature


-------------------------------
Date


Please sign and return this form to the Human Resources Department

WAIVERS AND AMENDMENTS

Adept does not expect to grant waivers of this Code except in very limited circumstances. Any waiver with respect to any member of the Board or corporate executive officer may only be made by the Board or the Nominating and Corporate Governance Committee, after disclosure of all material facts by the individual seeking the waiver. Adept shall promptly disclose any such waiver with respect to a director or corporate officer in a Form 8-K filed with the Securities and Exchange Commission and/or on its website, as required by applicable law and listing standards. Any waivers for other individuals may only be granted by the Corporate Secretary or Human Resources Administrator after disclosure of all material facts by the individual seeking the waiver.

The Company reserves the right to amend the Code at any time. The updated Code will be available on the Company's website at all times.